EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER
OF FISCAL 2022 RESULTS

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

	Three months ended					% change from		Six months ended
in millions, except per share amounts	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021	March 31, 2021	March 31, 2022	% change
Revenues:
Asset management and related administrative fees	$1,173	$1,262	$1,366	$1,382	$1,464	25%	6%	$2,240	$2,846	27%
Brokerage revenues:
Securities commissions	443	415	412	425	422	(5)%	(1)%	824	847	3%
Principal transactions	148	137	129	133	142	(4)%	7%	295	275	(7)%
Total brokerage revenues	591	552	541	558	564	(5)%	1%	1,119	1,122	—%
Account and service fees	159	161	170	177	179	13%	1%	304	356	17%
Investment banking	242	276	364	425	235	(3)%	(45)%	503	660	31%
Interest income	200	205	215	225	242	21%	8%	403	467	16%
Other (1)	44	55	74	51	27	(39)%	(47)%	100	78	(22)%
Total revenues	2,409	2,511	2,730	2,818	2,711	13%	(4)%	4,669	5,529	18%
Interest expense	(37)	(40)	(35)	(37)	(38)	3%	3%	(75)	(75)	—%
Net revenues	2,372	2,471	2,695	2,781	2,673	13%	(4)%	4,594	5,454	19%
Non-interest expenses:
Compensation, commissions and benefits	1,648	1,661	1,774	1,884	1,852	12%	(2)%	3,148	3,736	19%
Non-compensation expenses:
Communications and information processing	107	109	114	112	127	19%	13%	206	239	16%
Occupancy and equipment	57	58	60	59	62	9%	5%	114	121	6%
Business development	21	31	36	35	34	62%	(3)%	44	69	57%
Investment sub-advisory fees	31	34	37	38	40	29%	5%	59	78	32%
Professional fees	24	26	32	26	22	(8)%	(15)%	54	48	(11)%
Bank loan provision/(benefit) for credit losses	(32)	(19)	5	(11)	21	NM	NM	(18)	10	NM
Losses on extinguishment of debt (2)	—	98	—	—	—	—%	—%	—	—	—%
Acquisition-related expenses (3)	—	7	10	6	11	NM	83%	2	17	750%
Other (1)	69	81	67	74	71	3%	(4)%	139	145	4%
Total non-compensation expenses	277	425	361	339	388	40%	14%	600	727	21%
Total non-interest expenses	1,925	2,086	2,135	2,223	2,240	16%	1%	3,748	4,463	19%
Pre-tax income	447	385	560	558	433	(3)%	(22)%	846	991	17%
Provision for income taxes	92	78	131	112	110	20%	(2)%	179	222	24%
Net income	$355	$307	$429	$446	$323	(9)%	(28)%	$667	$769	15%

Earnings per common share – basic (4) (5)	$1.72	$1.49	$2.08	$2.16	$1.56	(9)%	(28)%	$3.23	$3.71	15%
Earnings per common share – diluted (4) (5)	$1.68	$1.45	$2.02	$2.10	$1.52	(10)%	(28)%	$3.16	$3.61	14%
Weighted-average common shares outstanding – basic (5)	206.7	205.8	205.5	206.3	207.7	—%	1%	206.0	207.0	—%
Weighted-average common and common equivalent shares outstanding – diluted (5)	211.8	211.7	211.7	212.4	213.0	1%	—%	210.6	212.6	1%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of						% change from
$ in millions, except per share amounts	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022		March 31, 2021	December 31, 2021
Total assets	$56,066	$57,161	$61,891	$68,461	$73,101		30%	7%
Total equity attributable to Raymond James Financial, Inc.	$7,592	$7,863	$8,245	$8,600	$8,602		13%	—%
Book value per share (5) (6)	$36.89	$38.28	$40.08	$41.45	$41.38		12%	—%
Tangible book value per share (5) (6) (7)	$32.94	$34.36	$36.11	$37.55	$36.46		11%	(3)%

Capital ratios:
Tier 1 capital	23.6%	24.4%	25.0%	25.9%	23.9%	(8)
Total capital	24.7%	25.6%	26.2%	27.0%	25.0%	(8)
Tier 1 leverage	12.2%	12.6%	12.6%	12.1%	11.1%	(8)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021	March 31, 2021	March 31, 2022	% change
Adjusted pre-tax income (7)	NA	$490	$570	$564	$444	(1)%	(21)%	$848	$1,008	19%
Adjusted net income (7)	NA	$386	$437	$451	$331	(7)%	(27)%	$669	$782	17%
Adjusted earnings per common share – basic (4) (5) (7)	NA	$1.88	$2.12	$2.18	$1.59	(8)%	(27)%	$3.24	$3.77	16%
Adjusted earnings per common share – diluted (4) (5) (7)	NA	$1.82	$2.06	$2.12	$1.55	(8)%	(27)%	$3.17	$3.67	16%
Return on equity (9)	19.0%	15.9%	21.3%	21.2%	15.0%			18.1%	18.1%
Adjusted return on equity (7) (9)	NA	19.9%	21.7%	21.4%	15.4%			18.2%	18.4%
Return on tangible common equity (7) (9)	21.2%	17.7%	23.7%	23.4%	16.8%			20.1%	20.2%
Adjusted return on tangible common equity (7) (9)	NA	22.2%	24.1%	23.7%	17.2%			20.2%	20.6%
Pre-tax margin (10)	18.8%	15.6%	20.8%	20.1%	16.2%			18.4%	18.2%
Adjusted pre-tax margin (7) (10)	NA	19.8%	21.2%	20.3%	16.6%			18.5%	18.5%
Total compensation ratio (11)	69.5%	67.2%	65.8%	67.7%	69.3%			68.5%	68.5%
Effective tax rate	20.6%	20.3%	23.4%	20.1%	25.4%			21.2%	22.4%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021
Client asset metrics ($ in billions):
Client assets under administration (12)	$1,085.4	$1,165.0	$1,178.7	$1,257.8	$1,256.1	16%	—%
Private Client Group assets under administration (12)	$1,028.1	$1,102.9	$1,115.4	$1,199.8	$1,198.3	17%	—%
Private Client Group assets in fee-based accounts (12)	$567.6	$616.7	$627.1	$677.8	$678.0	19%	—%
Financial assets under management	$178.2	$191.0	$191.9	$203.2	$193.7	9%	(5)%

Clients' domestic cash sweep balances ($ in millions):
Raymond James Bank Deposit Program (“RJBDP”): (13)
Raymond James Bank	$28,174	$29,253	$31,410	$33,097	$33,570	19%	1%
Third-party banks	25,110	25,080	24,496	24,316	25,887	3%	6%
Subtotal RJBDP	53,284	54,333	55,906	57,413	59,457	12%	4%
Client Interest Program	9,517	8,610	10,762	16,065	17,013	79%	6%
Total clients’ domestic cash sweep balances	$62,801	$62,943	$66,668	$73,478	$76,470	22%	4%

	Three months ended					Six months ended
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Average yield on RJBDP - third-party banks (14)	0.30%	0.29%	0.29%	0.28%	0.32%	0.31%	0.30%

	As of					% change from
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021
Private Client Group financial advisors:
Employees	3,375	3,423	3,461	3,447	3,601	7%	4%
Independent contractors	4,952	4,990	5,021	5,017	5,129	4%	2%
Total advisors (12)	8,327	8,413	8,482	8,464	8,730	5%	3%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021	March 31, 2021	March 31, 2022	% change
Revenues:
Asset management and related administrative fees	$979	$1,050	$1,142	$1,162	$1,245	27%	7%	$1,864	$2,407	29%
Brokerage revenues:
Mutual and other fund products	183	167	172	171	166	(9)%	(3)%	331	337	2%
Insurance and annuity products	109	113	118	111	110	1%	(1)%	207	221	7%
Equities, ETFs, and fixed income products	121	110	100	115	121	—%	5%	228	236	4%
Total brokerage revenues	413	390	390	397	397	(4)%	—%	766	794	4%
Account and service fees:
Mutual fund and annuity service fees	99	105	110	114	109	10%	(4)%	193	223	16%
RJBDP fees: (13)
Third-party banks	19	18	18	17	20	5%	18%	40	37	(8)%
Raymond James Bank	44	47	49	50	49	11%	(2)%	87	99	14%
Client account and other fees	42	39	44	49	53	26%	8%	74	102	38%
Total account and service fees	204	209	221	230	231	13%	—%	394	461	17%
Investment banking	16	11	14	13	9	(44)%	(31)%	22	22	—%
Interest income	30	31	32	33	37	23%	12%	60	70	17%
All other	8	7	5	7	6	(25)%	(14)%	13	13	—%
Total revenues	1,650	1,698	1,804	1,842	1,925	17%	5%	3,119	3,767	21%
Interest expense	(3)	(2)	(3)	(3)	(3)	—%	—%	(5)	(6)	20%
Net revenues	1,647	1,696	1,801	1,839	1,922	17%	5%	3,114	3,761	21%
Non-interest expenses:
Financial advisor compensation and benefits	1,040	1,082	1,151	1,187	1,231	18%	4%	1,971	2,418	23%
Administrative compensation and benefits	260	251	255	283	289	11%	2%	509	572	12%
Total compensation, commissions and benefits	1,300	1,333	1,406	1,470	1,520	17%	3%	2,480	2,990	21%
Non-compensation expenses	155	168	173	174	189	22%	9%	302	363	20%
Total non-interest expenses	1,455	1,501	1,579	1,644	1,709	17%	4%	2,782	3,353	21%
Pre-tax income	$192	$195	$222	$195	$213	11%	9%	$332	$408	23%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021	March 31, 2021	March 31, 2022	% change
Revenues:
Brokerage revenues:
Fixed income	$142	$124	$118	$120	$125	(12)%	4%	$273	$245	(10)%
Equity	34	36	33	39	41	21%	5%	76	80	5%
Total brokerage revenues	176	160	151	159	166	(6)%	4%	349	325	(7)%
Investment banking:
Merger & acquisition and advisory	122	153	215	271	139	14%	(49)%	271	410	51%
Equity underwriting	67	69	89	97	52	(22)%	(46)%	127	149	17%
Debt underwriting	37	43	46	44	35	(5)%	(20)%	83	79	(5)%
Total investment banking	226	265	350	412	226	—%	(45)%	481	638	33%
Interest income	5	4	4	5	5	—%	—%	8	10	25%
Tax credit fund revenues	24	17	48	35	15	(38)%	(57)%	40	50	25%
All other	4	3	4	5	4	—%	(20)%	11	9	(18)%
Total revenues	435	449	557	616	416	(4)%	(32)%	889	1,032	16%
Interest expense	(2)	(3)	(3)	(2)	(3)	50%	50%	(4)	(5)	25%
Net revenues	433	446	554	614	413	(5)%	(33)%	885	1,027	16%
Non-interest expenses:
Compensation, commissions and benefits	259	256	288	331	253	(2)%	(24)%	511	584	14%
Acquisition-related expenses (3)	—	3	3	4	—	—%	(100)%	—	4	NM
Other non-compensation expenses	69	72	80	78	73	6%	(6)%	140	151	8%
Total non-interest expenses	328	331	371	413	326	(1)%	(21)%	651	739	14%
Pre-tax income	$105	$115	$183	$201	$87	(17)%	(57)%	$234	$288	23%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Asset Management (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021	March 31, 2021	March 31, 2022	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$137	$148	$156	$151	$149	9%	(1)%	$266	$300	13%
Administration and other	64	70	74	76	77	20%	1%	123	153	24%
Total asset management and related administrative fees	201	218	230	227	226	12%	—%	389	453	16%
Account and service fees	5	4	5	6	6	20%	—%	9	12	33%
All other	3	3	3	3	2	(33)%	(33)%	6	5	(17)%
Net revenues	209	225	238	236	234	12%	(1)%	404	470	16%
Non-interest expenses:
Compensation, commissions and benefits	50	43	44	46	47	(6)%	2%	95	93	(2)%
Non-compensation expenses	72	77	80	83	84	17%	1%	139	167	20%
Total non-interest expenses	122	120	124	129	131	7%	2%	234	260	11%
Pre-tax income	$87	$105	$114	$107	$103	18%	(4)%	$170	$210	24%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Raymond James Bank (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021	March 31, 2021	March 31, 2022	% change
Revenues:
Interest income	$165	$172	$179	$187	$199	21%	6%	$333	$386	16%
Interest expense	(10)	(11)	(10)	(10)	(10)	—%	—%	(21)	(20)	(5)%
Net interest income	155	161	169	177	189	22%	7%	312	366	17%
All other	5	8	7	6	8	60%	33%	15	14	(7)%
Net revenues	160	169	176	183	197	23%	8%	327	380	16%
Non-interest expenses:
Compensation and benefits	13	13	13	13	14	8%	8%	25	27	8%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	(32)	(19)	5	(11)	21	NM	NM	(18)	10	NM
RJBDP fees to Private Client Group (13)	44	47	49	50	49	11%	(2)%	87	99	14%
All other	24	24	28	29	30	25%	3%	51	59	16%
Total non-compensation expenses	36	52	82	68	100	178%	47%	120	168	40%
Total non-interest expenses	49	65	95	81	114	133%	41%	145	195	34%
Pre-tax income	$111	$104	$81	$102	$83	(25)%	(19)%	$182	$185	2%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other (15) (Unaudited)

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021	March 31, 2021	March 31, 2022	% change
Revenues:
Interest income	$3	$—	$2	$1	$3	—%	200%	$6	$4	(33)%
Net gains/(losses) on private equity investments (1)	8	24	18	5	(2)	NM	NM	32	3	(91)%
All other	2	4	(1)	2	5	150%	150%	3	7	133%
Total revenues	13	28	19	8	6	(54)%	(25)%	41	14	(66)%
Interest expense	(25)	(26)	(21)	(23)	(24)	(4)%	4%	(49)	(47)	(4)%
Net revenues	(12)	2	(2)	(15)	(18)	(50)%	(20)%	(8)	(33)	(313)%
Non-interest expenses:
Compensation and all other (1)	36	34	31	30	24	(33)%	(20)%	62	54	(13)%
Losses on extinguishment of debt (2)	—	98	—	—	—	—%	—%	—	—	—%
Acquisition-related expenses (3)	—	4	7	2	11	NM	450%	2	13	550%
Total non-interest expenses	36	136	38	32	35	(3)%	9%	64	67	5%
Pre-tax loss	$(48)	$(134)	$(40)	$(47)	$(53)	(10)%	(13)%	$(72)	$(100)	(39)%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Raymond James Bank Selected Key Metrics (Unaudited)

The following metrics are attributable to our Raymond James Bank banking subsidiary, which is a component of our Raymond James Bank segment.

	As of						% change from
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022		March 31, 2021	December 31, 2021
Total assets	$33,221	$34,576	$36,481	$38,107	$38,579		16%	1%
Total equity	$2,409	$2,532	$2,594	$2,597	$2,383		(1)%	(8)%
Bank loans, net	$22,879	$23,896	$24,994	$26,132	$27,883		22%	7%
Bank loan allowance for credit losses	$345	$322	$320	$308	$328		(5)%	6%
Bank loan allowance for credit losses as a % of loans held for investment	1.50%	1.34%	1.27%	1.18%	1.17%
Total nonperforming assets	$31	$43	$74	$74	$104		235%	41%
Nonperforming assets as a % of total assets	0.09%	0.12%	0.20%	0.19%	0.27%
Total criticized loans	$1,001	$980	$824	$735	$735		(27)%	—%
Criticized loans as a % of loans held for investment	4.35%	4.07%	3.27%	2.75%	2.63%
Capital ratios:
Tier 1 capital	13.1%	13.5%	13.4%	13.3%	12.6%	(8)
Total capital	14.4%	14.7%	14.6%	14.6%	13.9%	(8)
Tier 1 leverage	7.5%	7.5%	7.4%	7.2%	7.2%	(8)

	As of					% change from
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021
Commercial and industrial loans	$7,816	$8,011	$8,440	$8,608	$9,067	16%	5%
Commercial real estate loans	2,710	2,728	2,872	2,992	3,321	23%	11%
Real estate investment trust loans	1,380	1,270	1,112	1,189	1,408	2%	18%
Tax-exempt loans	1,223	1,320	1,321	1,290	1,287	5%	—%
Residential mortgage loans	5,001	5,170	5,318	5,568	5,945	19%	7%
Securities-based loans and other	4,891	5,582	6,106	6,563	6,904	41%	5%
Total loans held for investment	23,021	24,081	25,169	26,210	27,932	21%	7%
Held for sale loans	203	137	145	230	279	37%	21%
Total loans held for sale and investment	23,224	24,218	25,314	26,440	28,211	21%	7%
Allowance for credit losses	(345)	(322)	(320)	(308)	(328)	(5)%	6%
Bank loans, net	$22,879	$23,896	$24,994	$26,132	$27,883	22%	7%

	Three months ended					% change from		Six months ended
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	December 31, 2021	March 31, 2021	March 31, 2022	% change
Bank loan provision/(benefit) for credit losses	$(32)	$(19)	$5	$(11)	$21	NM	NM	$(18)	$10	NM
Net charge-offs	$2	$4	$7	$1	$1	(50)%	—%	$2	$2	—%
Net interest margin (net yield on interest-earning assets)	1.94%	1.92%	1.92%	1.92%	2.01%			1.98%	1.97%
Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended				Six months ended
$ in millions	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Net income	$307	$429	$446	$323	$667	$769
Non-GAAP adjustments:
Losses on extinguishment of debt (2)	98	—	—	—	—	—
Acquisition-related expenses (3)	7	10	6	11	2	17
Pre-tax impact of non-GAAP adjustments	105	10	6	11	2	17
Tax effect of non-GAAP adjustments	(26)	(2)	(1)	(3)	—	(4)
Total non-GAAP adjustments, net of tax	79	8	5	8	2	13
Adjusted net income	$386	$437	$451	$331	$669	$782

Pre-tax income	$385	$560	$558	$433	$846	$991
Pre-tax impact of non-GAAP adjustments (as detailed above)	105	10	6	11	2	17
Adjusted pre-tax income	$490	$570	$564	$444	$848	$1,008

Pre-tax margin (10)	15.6%	20.8%	20.1%	16.2%	18.4%	18.2%
Non-GAAP adjustments:
Losses on extinguishment of debt (2)	3.9%	—%	—%	—%	—%	—%
Acquisition-related expenses (3)	0.3%	0.4%	0.2%	0.4%	0.1%	0.3%
Total non-GAAP adjustments, net of tax	4.2%	0.4	0.2%	0.4%	0.1%	0.3%
Adjusted pre-tax margin (10)	19.8%	21.2%	20.3%	16.6%	18.5%	18.5%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended				Six months ended
Earnings per common share (4) (5)	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022
Basic	$1.49	$2.08	$2.16	$1.56	$3.23	$3.71
Non-GAAP adjustments:
Losses on extinguishment of debt (2)	0.48	—	—	—	—	—
Acquisition-related expenses (3)	0.03	0.05	0.03	0.05	0.01	0.08
Tax effect of non-GAAP adjustments	(0.12)	(0.01)	(0.01)	(0.02)	—	(0.02)
Total non-GAAP adjustments, net of tax	0.39	0.04	0.02	0.03	0.01	0.06
Adjusted basic	$1.88	$2.12	$2.18	$1.59	$3.24	$3.77

Diluted	$1.45	$2.02	$2.10	$1.52	$3.16	$3.61
Non-GAAP adjustments:
Losses on extinguishment of debt (2)	0.46	—	—	—	—	—
Acquisition-related expenses (3)	0.03	0.05	0.03	0.05	0.01	0.08
Tax effect of non-GAAP adjustments	(0.12)	(0.01)	(0.01)	(0.02)	—	(0.02)
Total non-GAAP adjustments, net of tax	0.37	0.04	0.02	0.03	0.01	0.06
Adjusted diluted	$1.82	$2.06	$2.12	$1.55	$3.17	$3.67

Book value per share	As of
$ in millions, except per share amounts	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022
Total equity attributable to Raymond James Financial, Inc.	$7,592	$7,863	$8,245	$8,600	$8,602
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	868	862	882	874	1,110
Deferred tax liabilities, net	(56)	(56)	(64)	(65)	(88)
Tangible common equity attributable to Raymond James Financial, Inc.	$6,780	$7,057	$7,427	$7,791	$7,580
Common shares outstanding (5)	205.8	205.4	205.7	207.5	207.9
Book value per share (5) (6)	$36.89	$38.28	$40.08	$41.45	$41.38
Tangible book value per share (5) (6) (7)	$32.94	$34.36	$36.11	$37.55	$36.46

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on equity	Three months ended					Six months ended
$ in millions	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	March 31, 2021	March 31, 2022

Average equity (16)	$7,478	$7,728	$8,054	$8,423	$8,601	$7,356	$8,482
Impact on average equity of non-GAAP adjustments:
Losses on extinguishment of debt (2)	NA	49	—	—	—	—	—
Acquisition-related expenses (3)	NA	4	5	3	6	1	8
Tax effect of non-GAAP adjustments	NA	(13)	(1)	(1)	(2)	—	(2)
Adjusted average equity (16)	NA	$7,768	$8,058	$8,425	$8,605	$7,357	$8,488

Average equity (16)	$7,478	$7,728	$8,054	$8,423	$8,601	$7,356	$8,482
Less:
Average goodwill and identifiable intangible assets, net	851	865	872	878	992	767	955
Average deferred tax liabilities, net	(56)	(56)	(60)	(64)	(77)	(49)	(72)
Average tangible common equity (16)	$6,683	$6,919	$7,242	$7,609	$7,686	$6,638	$7,599
Impact on average equity of non-GAAP adjustments:
Losses on extinguishment of debt (2)	NA	49	—	—	—	—	—
Acquisition-related expenses (3)	NA	4	5	3	6	1	8
Tax effect of non-GAAP adjustments	NA	(13)	(1)	(1)	(2)	—	(2)
Adjusted average tangible common equity (16)	NA	$6,959	$7,246	$7,611	$7,690	$6,639	$7,605

Return on equity (9)	19.0%	15.9%	21.3%	21.2%	15.0%	18.1%	18.1%
Adjusted return on equity (9)	NA	19.9%	21.7%	21.4%	15.4%	18.2%	18.4%
Return on tangible common equity (9)	21.2%	17.7%	23.7%	23.4%	16.8%	20.1%	20.2%
Adjusted return on tangible common equity (9)	NA	22.2%	24.1%	23.7%	17.2%	20.2%	20.6%

Please refer to the footnotes at the end of this supplement for additional information.

RAYMOND JAMES FINANCIAL, INC.
Footnotes

(1)
Other revenues included $24 million, $18 million, and $32 million of private equity gains for the three months ended June 30, 2021, three months ended September 30, 2021, and six months ended March 31, 2021, respectively, which were included in our Other segment. Of these amounts $10 million, $5 million, and $10 million of the gains for the three months ended June 30, 2021, three months ended September 30, 2021, and six months ended March 31, 2021, respectively, were attributable to noncontrolling interests and were offset in Other expenses. Net gains/(losses) on private equity investments for all other periods presented were insignificant.

(2)
Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026 which occurred during our fiscal third quarter of 2021.

(3)
Acquisition-related expenses in our Other segment included professional expenses and other costs incurred to effect our acquisition of Charles Stanley Group PLC ("Charles Stanley"), which was completed in January 2022, our announced acquisitions of TriState Capital Holdings, Inc. and SumRidge Partners, LLC., and our acquisitions completed in fiscal 2021. Acquisition-related expenses in our Capital Markets segment included amortization expense related to intangible assets with short useful lives associated with certain of our acquisitions completed in fiscal 2021.

(4)	Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period.

(5)	During our fiscal fourth quarter of 2021 the Board of Directors approved a 3-for-2 stock split, effected in the form of a 50% stock dividend, paid on September 21, 2021. All share and per share information has been retroactively adjusted to reflect this stock split.

(6)	Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes.

(7)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended March 31, 2021.

(8)	Estimated.

(9)	Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.

(10)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(11)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period.

(12)
These metrics include the impact of the acquisition of Charles Stanley, which closed on January 21, 2022. As of March 31, 2022, the impact on client assets under administration and Private Client Group assets under administration was $33 billion, the impact on Private Client Group assets in fee-based accounts was $21 billion, and the impact on financial advisors was the addition of 200 advisors.

(13)	We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Fees earned by the Private Client Group on Raymond James Bank deposits are eliminated in consolidation.

(14)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(15)
The Other segment includes the results of our private equity investments, interest income on certain corporate cash balances, certain acquisition-related expenses, and certain corporate overhead costs of RJF, including the interest costs on our public debt and any losses on extinguishment of such debt.

(16)
Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.